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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated October 16, 1996, (except for notes 1 and 8 which are as at January 15, 1997), on our audit of the combined financial statements of Laidlaw Solid Waste Management Group - Canadian Operations.


                                        Coopers & Lybrand
                                        Chartered Accountants

Hamilton, Canada
September 2, 1997